ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(the “Trust”)
AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund
AZL MVP FusionSM Moderate Fund
AZL® MVP Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund
AZL® MVP Moderate Index Strategy Fund
AZL® MVP Global Balanced Index Strategy Fund
AZL® MVP DFA Multi-Strategy Fund
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund
(together, the “Funds”)

Supplement dated January 28, 2022
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Effective January 31, 2022, the following changes are made to Funds’ Prospectus and SAI, as applicable:
Sumit Mundhra no longer serves as a portfolio manager of the Funds, and, accordingly, all references to Mr. Mundhra are deleted.
Josiah Highmark, Assistant Vice President, is added as a portfolio manager of the Funds.
Mr. Highmark joined Allianz Investment Management LLC in June of 2020. Previously, Mr. Highmark managed ETFs and indexed funds at Invesco Advisers, Inc. from 2014 to 2020, most recently as Manager, Portfolio Management Analyst.
At December 31, 2021, Mr. Highmark did not have day-to-day management responsibilities for any other account, other than the series of the AIM ETF Products Trust.
At December 31, 2021, Mr. Highmark did not hold shares of any of the Funds.

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